VIA EDGAR

September 3, 2020

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Separate Account B of Pacific Life Insurance Company

File No. 811-07859

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent or will send to its contract owners the semi-annual reports dated June 30, 2020, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment companies listed below filed, or will file, semi-annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
American Funds Insurance Series	811-03857	0000729528
Fidelity Variable Insurance Products Funds	811-05361	0000823535
Pacific Select Fund	811-05141	0000813900

Sincerely,

/s/ Brandon J. Cage

Brandon J. Cage
Assistant Vice President & Counsel
Pacific Life Insurance Company